Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
INCOME TAXES
12.	INCOME TAXES

No provision or benefit for federal or state income taxes has been recorded, as the Company has incurred a net loss for the periods presented, and the Company has provided a full valuation allowance against its deferred tax assets.

At December 31, 2024 and 2023, the Company had combined federal and California net operating loss carryforwards of approximately $3,932,470 and $996,165, respectively however, the amount of taxable income that can be offset in a future year is limited to 80% of that year’s taxable income.

A net operating loss for federal income taxes does not expire. The California net operating loss expires beginning in 2043.

Utilization of net operating losses may be subject to substantial annual limitations due to the “change in ownership” provisions of the Internal Revenue Code, and similar state provisions. The annual limitations may result in the expiration of net operating losses before utilization.

Deferred Tax Assets and Liabilities

Significant components of the Company’s net deferred tax assets as of December 31, 2024, and 2023, are as follows:

	Year ended December 31,
	2024	2023
Deferred tax assets (liabilities):
Net operating loss carryforwards	$1,166,108	$277,661
Equity Based Compensation	3,701,986	2,443,469
R&D Expenses	219,744	—
Change in fair value of note	53,738
Accrued Expenses	353,987	171,186
Depreciation and amortization	—	(780)
Total gross deferred tax assets	5,495,563	2,891,536
Less: valuation allowance	(5,495,563)	(2,891,536)
Total net deferred tax assets	$—	$—

A valuation allowance is required to be recorded when it is not more likely than not that some or all of the Company’s deferred tax assets will be realized. Given the Company’s cumulative losses and lack of sufficient taxable income history, a full valuation allowance has been recorded against its net deferred tax assets.

The Company has no uncertain tax positions at December 31, 2024 and 2023.

Since the Company is in a loss carryforward position, the Company is generally subject to US federal and state income tax examinations by tax authorities for all years for which a loss carryforward is available.

Effective Tax Rate Reconciliation

The Company’s effective income tax rate for the years ended December 31, 2024, and 2023 differs than what would be expected if the federal statutory rates were applied to income from continuing operations primarily due to the following:

	Year ended December 31,
	2024	2023
U.S. statutory rate	21%	21%
California state corporate income tax rate, net of federal benefit	6.98%	6.98%
Total statutory tax rates	27.98%	27.98%
Less valuation allowance	(27.98)%	(27.98)%
Net	—	—

The valuation allowance increased by $ 2,733,136 and $ 2,891,536 during the years ended December 31, 2024, and 2023, respectively.